                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 20, 2001


                             Commission file number:
                                    000-15760
                                    ---------



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




New York                                                     16-0470200
--------                                                     ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)



                          One Hardinge Drive Elmira, NY
                          -----------------------------
                      14902 (Address of principal executive
                               offices) (Zip code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)

ITEM 5.  OTHER EVENTS


          On September 20, 2001, Hardinge Inc. issued a press release announcing a third quarter nonrecurring charge; intention to reduce dividends by 20% and an expectation of a third quarter loss. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits

          99 Press Release issued by registrant on September 20, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      HARDINGE INC.




September 21, 2001                    By: /s/ Richard L. Simons
--------------------                      ---------------------
Date                                  Richard L. Simons
                                      Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer)



                                    3